Exhibit 99.4

ASSUMPTION AND INDEMNITY AGREEMENT

This ASSUMPTION AND INDEMNITY AGREEMENT (this “Agreement”) is entered into as of the 4th day of May, 2006, by and among G & L REALTY CORP., a Maryland corporation (the “Company”), and G & L REALTY PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”).

WHEREAS, Daniel M. Gottlieb and Steven D. Lebowitz (the “Common Stockholders”) hold all of the issued and outstanding shares of Common Stock, $.01 par value per share, of the Company;

WHEREAS, the Operating Partnership has advised that it believes that it would be in the best interests of the Operating Partnership and its partners if it were no longer to be the subsidiary of a publicly traded company and if it were permitted to refinance its preferred limited partnership units (the “Preferred LP Units”) with bank or other indebtedness;

WHEREAS, in consideration of and reliance upon, among other things, the execution and delivery of this Agreement by the Operating Partnership, the Board of Directors of the Company (the “Board”) is simultaneously adopting a plan of liquidation and dissolution (the “Plan of Liquidation”), pursuant to which, among other things, the Company (a) will distribute all of its common limited partnership units of the Operating Partnership (the “Common LP Units”) to the Common Stockholders, or their respective designees, (b) will assign its general partnership interest in the Operating Partnership (the “GP Interest”) to an entity controlled by the Common Stockholders, (c) will permit a redemption of its Preferred LP Units and use the proceeds of such redemption to fund a redemption of the Company’s 10.25% Series A Cumulative Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”), and 9.8% Series B Cumulative Preferred Stock, par value $.01 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”) (or, alternatively, in the event that such shares have not been redeemed as of the date of the final liquidating distribution to the Common Stockholders, the payment to the holders of the Preferred Stock of the liquidation preference to which they are entitled under the Company’s charter); and (d) intends to make adequate provision for the satisfaction of all other liabilities (this Agreement being one element of such adequate provision);

WHEREAS, in connection with the distribution of all of the Common LP Units to the Common Stockholders, or their respective designees, and the assignment of the GP Interest to an entity controlled by the Common Stockholders, the Operating Partnership has agreed (a) to assume all liabilities of the Company and (b) to indemnify and hold harmless the Company and each of its directors who are not Common Stockholders from and against certain losses, liabilities and other expenses; and

WHEREAS, it is intended that all current directors of the Company who are not Common Stockholders, such individuals being Messrs. Richard L. Lesher, Charles P. Reilly and S. Craig Tompkins (collectively, the “Covered Directors”), be third party beneficiaries of this Agreement and be entitled, in their own names, to sue to enforce the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1. Assumption of Liabilities. The Operating Partnership does hereby assume full and complete responsibility and liability for any and all liabilities of the Company (whether known or unknown, and whether fixed or contingent), including, without limitation, the obligation of the Company to indemnify, hold harmless and defend and to advance expenses to any present or former director or officer of the Company pursuant to the charter (the “Charter”) and the Amended and Restated Bylaws (the “Bylaws”) of the Company.

2. Indemnification. The Operating Partnership shall indemnify, protect, defend and hold the Company and each of the Covered Directors (referred to collectively and without differentiation herein as the “Indemnitees” and individually and again without differentiation as an “Indemnitee”) harmless from and against all claims, causes of action, expenses (including, without limitation, reasonable fees of attorneys), liabilities, damages of all kinds, and losses of any kind or nature direct or indirect, foreseeable or unforeseeable, howsoever arising or incurred, that the Indemnitee may personally at any time suffer or incur, have imposed upon, threatened against, or become subject to, which arise out of, are caused by, relate to, or result or occur from or in connection with the past or ongoing services of the Covered Directors as directors of the Company and/or the liquidation and dissolution of the Company pursuant to the Plan of Liquidation, including, without limitation, costs of investigation and defense, to the extent that a defense is not provided by the Indemnitors hereunder (collectively, “Losses”), and shall cause all rights to indemnification and advancement of expenses now existing in favor of any present or former director or officer of the Company pursuant to the Charter and the Bylaws to continue in full force and effect for the term of this Agreement. This indemnity shall be available to and benefit the Indemnitees at all times, including, without limitation, immediately following the commencement of any proceeding against or involving the Indemnitees and arising from or in connection with any of the foregoing, including the Covered Directors’ prior, current and future service as directors (or in any other capacity where such claim is brought as a result of the failure of the Company to pay any amount or to perform any obligation owed or allegedly owed to any third party), regardless of the outcome thereof.

3. Third Party Claims.

(a) If any claim or demand for which the Operating Partnership may be liable pursuant to Section 1 or 2 of this Agreement is asserted against or sought to be collected from any Indemnitee hereunder, the Indemnitee against whom the claim or demand is asserted shall promptly notify the Operating Partnership in writing; provided, however, that no delay on the part of any Indemnitee in notifying the Operating Partnership shall relieve the Operating Partnership from any obligation hereunder. The Operating Partnership will have fifteen (15) days from the delivery of such notice, or such lesser time as may reasonably be available in the event that any action or proceeding has been commenced, to notify the Indemnitee as to whether or not the Operating Partnership disputes the right to indemnity hereunder. In the absence of written notice to the contrary, the Operating Partnership shall be deemed not to dispute and to have accepted the obligation to indemnify, hold harmless and defend the Indemnitees with respect to such matter.

(b) If the Operating Partnership timely disputes the right to indemnity hereunder, the Indemnitee against whom the claim or demand is asserted may also defend such claim or demand or settle or pay any such claim or demand, but any right to recover from the Operating Partnership shall depend on the resolution of the dispute as to the right of indemnity.

(c) If the Operating Partnership does not timely dispute the right to indemnity hereunder within the time period provided, the Operating Partnership shall, at its sole cost and expense, defend against such claim or demand with legal counsel reasonably agreeable to each Indemnitee receiving the benefit of such defense, and the Indemnitee against whom the claim or demand is asserted (i) shall reasonably cooperate with the Operating Partnership, subject to reimbursement for the reasonable cost of providing such cooperation; and (ii) may elect to participate in any such defense at its or his sole cost and expense, but the control of such defense and its settlement or resolution shall rest with the Operating Partnership; provided, however, that any Indemnitee may, at any time, elect to control the defense, settlement and resolution of any claim or demand against such Indemnitee which, in that Indemnitee’s reasonable judgment would lead to any material liability or create any material financial obligation on the part of such Indemnitee for which such Indemnitee is not entitled to indemnification hereunder.

(d) The Operating Partnership shall keep any Indemnitee against whom a claim or demand is asserted fully informed of the status of the defense of any claims or demand that the Operating Partnership is defending and shall seek the approval of such Indemnitee before retaining counsel in connection with any such claim or demand, which approval shall not be unreasonably withheld. The Operating Partnership shall not compromise or settle any such claim or demand without the prior written approval of the Indemnitee against whom such claim or demand is asserted.

(e) If (i) the Operating Partnership fails to defend against any claim or demand for which the Operating Partnership has not timely disputed that indemnity is due hereunder or (ii) the Operating Partnership disputes the right to indemnity and such dispute is resolved in a manner affirming such right to indemnity, the amount of such Losses, including, without limitation, costs of defense or any amount agreed to be paid in settlement of such claim, shall be payable in cash by the Operating Partnership to the party making demand for payment immediately upon the earlier of the time the Indemnitee against whom the claim or demand is asserted pays or incurs such Losses or at the time such Losses are due and payable.

(f) If any Indemnitee reasonably concludes that an actual or apparent conflict of interest or potential conflict of interest exists between such Indemnitee and another Indemnitee or between such Indemnitee and the Operating Partnership, or that such Indemnitee may have separate defenses to assert with respect to any issue which may not be consistent with other Indemnitees, such Indemnitee shall be entitled to be represented by separate counsel of such Indemnitee’s choice, at the expense of the Operating Partnership. In addition, if the Operating Partnership fails to comply with any of its obligations under this Agreement or attempts to deny or to recover from any Indemnitee the benefits intended to be provided to such

Indemnitee hereunder, such Indemnitee shall have the right to retain counsel of such Indemnitee’s choice, at the expense of the Operating Partnership, to represent such Indemnitee in connection with any such matter.

4. Other Claims. If any Indemnitee has any claim or demand against the Operating Partnership pursuant to Section 1 or 2 of this Agreement (which claim or demand is not a third party claim, the procedure for which is set forth in Section 3 above), such Indemnitee shall promptly notify the Operating Partnership in writing; provided, however, that no delay on the part of any Indemnitee in notifying the Operating Partnership shall relieve the Operating Partnership from any obligation hereunder. If any Indemnitee making such claim or demand is not notified (within fifteen (15) days from the delivery of such notice) by the Operating Partnership that the Operating Partnership disputes its liability to such Indemnitee pursuant to this Agreement, such claim shall be conclusively deemed a liability of the Operating Partnership, and the Operating Partnership shall pay such claim in cash immediately upon demand.

5. Limitations on Losses. Notwithstanding anything to the contrary set forth in this Agreement, the amount of any Losses otherwise due to or on behalf of any Indemnitee hereunder shall be reduced by the amount of any insurance proceeds or other third party reimbursements or payments received or to be received by such Indemnitee with respect to such Loss pursuant to any insurance policy maintained by the Company or the Operating Partnership.

6. Term. This Agreement shall remain in effect until the later of (a) one year following the expiration of the last applicable statute of limitation with respect to any claim that could be brought against any Indemnitee and that would otherwise be subject to indemnification under this Agreement, (b) the final non-appealable and non-contestable resolution of all outstanding claims for indemnification made by the Indemnitees under this Agreement and (c) the final collection by the Indemnitees of all amounts owed to them under this Agreement and the expiration of any period of time during which such amounts could be recaptured or ordered repaid (by way of example and without limitation, under any applicable law relating to creditors’ or debtors’ rights).

7. Nature of Obligations. The obligations of the parties under this Agreement shall not be affected, modified or impaired upon the happening from time to time of any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of the parties, as surety, or otherwise. No act of commission or omission of any kind or at any time on the part of a party (in its capacity as an Indemnitee hereunder), or his or its successors, shall in any way impair his or its rights to enforce this Agreement, and no set-off, counterclaim, reduction or diminution of any obligation, or any defense of any kind or nature which the Operating Partnership has or may have against the Company or any of the Covered Directors shall be available hereunder. The Operating Partnership expressly waives notice from the Indemnitees of their acceptance and reliance on this Agreement. The Operating Partnership agrees to pay all costs, expenses and fees, including all reasonable attorney’s fees, which may be incurred by any Indemnitee in enforcing or attempting to enforce this Agreement following any default on the part of the Operating Partnership hereunder, whether the same shall be enforced by suit or otherwise. The Operating Partnership hereby waives and agrees not to assert or take advantage of any defense arising by virtue of: (i) the lack of authority, death or disability of any other party, or revocation hereof by any other party, or (ii) the failure of any Indemnitee to file or enforce a claim of any kind.

8. Waiver and Release of Claims. The Operating Partnership does hereby irrevocably and unconditionally release and forever discharge the Covered Directors (or any of them), of and from any and all claims, causes of action, expenses (including, without limitation, attorneys’ fees), liabilities, damages of all kinds, and losses of any kind or nature direct or indirect, foreseeable or unforeseeable, howsoever arising or incurred, now existing or which may develop in the future, which the Operating Partnership ever had, now has, or can, shall or may have in the future, against the Covered Directors (or any of them).

9. No Waiver. No remedy herein conferred upon or reserved hereunder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every such remedy now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle a party to exercise any remedy reserved to such party in this Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. If any provision contained in this Agreement should be breached by a party and thereafter duly waived by the non-breaching party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by each of the parties.

10. Choice of Law and Jurisdiction. Each party irrevocably (a) agrees that any suit, action or other legal proceedings arising out of this Agreement may be brought in the courts of record of the State of California or the courts of the United States located in the State of California; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which it may have to the venue of any such suit, action or proceeding in any of such courts. Notwithstanding the foregoing sentence, the Operating Partnership does hereby acknowledge that it may be joined in any suit, action or other legal proceeding brought by a third party against any Indemnitee for which the Operating Partnership may be liable pursuant to Section 1 or 2 of this Agreement regardless of whether such suit, action or other legal proceeding is brought in the courts of record of the State of California or the courts of the United States located in the State of California.

11. Waiver of Jury Trial. The parties hereby waive trial by jury in any action or proceeding to which they may be party, arising out of or in any way pertaining to this Agreement. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by each party and each party hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect.

12. Interest. In the event that any amount owed by either Indemnitor hereunder is not promptly paid, such amount shall accrue interest at the rate of 1.5% per month for every month not paid, or the maximum amount permitted by law, whichever is less.

13. Notices. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by hand delivery, by Federal Express, or other similar overnight delivery service, addressed to each party at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by such party. Notice shall be considered given as of the date of the hand delivery or on the second business day after delivery to Federal Express or similar overnight delivery service, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

a.	If to the Company, to:

G & L Realty Corp.

439 North Bedford Drive

Beverly Hills, California 90210

with a copy to:

James J. Hanks, Jr. Esquire

Venable LLP

Suite 1800

Two Hopkins Plaza

Baltimore, Maryland 21201

or to such other address or such other counsel as may have been furnished to the Operating Partnership by the Company;

b.	If to the Operating Partnership, to:

G & L Realty Partnership, L.P.

439 North Bedford Drive

Beverly Hills, California 90210

or to such other address as may have been furnished to the Indemnitees by the Operating Partnership;

c.	If to the Covered Directors, to:

Richard L. Lesher

1126 Cider Press Road

Chambersburg, PA 17201

Charles P. Reilly

1721 Chevy Chase Drive

Beverly Hills, CA 90210

S. Craig Tompkins

500 Citadel Road

Suite 300

Commerce, CA 90040

with a copy to:

James J. Hanks, Jr. Esquire

Venable LLP

Suite 1800

Two Hopkins Plaza

Baltimore, Maryland 21201

or to such other addresses or such other counsel as may have been furnished to the Operating Partnership by the Covered Directors.

14. Further Assurances. Each party agrees, at the reasonable request of any other party hereto, to execute and deliver to the requesting party all such additional or confirmatory instruments, reports and acknowledgements as may be reasonably furnished for such purpose by the requesting party, and to take all such other actions as the requesting party may reasonably request, to evidence and more effectively carry out the intention and purpose of this Agreement.

15. Third Party Beneficiaries. It is the intention of the parties that the Covered Directors, and in the event of their death, their personal representatives and heirs, be third party beneficiaries of this Agreement. With the exception of such Covered Directors, and in the event of their death, their personal representatives and heirs, it is not the intention of the parties that there be any third party beneficiaries of this Agreement.

16. Action by Company. In the event that any action can or may be taken by the Company under or with respect to this Agreement, the Covered Directors shall serve as a special committee of the Board for the purpose of considering and taking such action under or with respect to this Agreement. The establishment of such special committee and the appointment of the Covered Directors to such special committee shall be for the term of this Agreement and the Operating Partnership agrees that it will not take any action (and covenants not to sue) to challenge the right, power or authority of such special committee to act on behalf of the Company for purposes of this Agreement. In the event of the death or incompetency of any Covered Director, the remaining members of such special committee shall be entitled to appoint a replacement to serve on such special committee.

17. Miscellaneous. The recitals are hereby made a part of this Agreement. The parties agree that this Agreement shall inure to the benefit of and may be enforced by the Indemnitees and their endorsees, transferees, successors and assigns, and shall be binding upon and jointly and severally enforceable against the Operating Partnership and its personal representative, heirs, successors and assigns, as applicable. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, written or oral, of the parties, relating to the subject matter hereof. Any amendment to this Agreement will be effective only if in writing and signed by each of the parties hereto. No such amendment shall be binding upon any of the Covered Directors unless approved in writing by such Covered Director. The headings contained in this Agreement are for convenience of reference only and are not intended to have any substantive significance in interpreting this Agreement. This Agreement may be executed in any number of counterparts, each counterpart when executed and delivered will be an original document, and all counterparts will together constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, without regard to principles of conflicts of laws.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

WITNESS:	OPERATING PARTNERSHIP:

G & L REALTY PARTNERSHIP, L.P.

	By:	G & L REALTY CORP., its general partner

/s/ David E. Hamer		By:	/s/ Daniel M. Gottlieb
			Name:	Daniel M. Gottlieb
			Title:	Chief Executive Officer

COMPANY:

G & L REALTY CORP.

/s/ David E. Hamer	By:	/s/ Steven D. Lebowitz
		Name:	Steven D. Lebowitz
		Title:	President

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